UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

PQ CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	333-125750	23-0972750
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Swedesford Road
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 651-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K updates PQ Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Annual Report”) to reflect a business segment reorganization which occurred during the first quarter of 2007.

Effective January 1, 2007, the Company completed a business reorganization that aligned its organizational structure to its strategic direction.  In connection with this reorganization, the Company began managing operations, assessing performance, and reporting financial results under three business segments and therefore began reporting financial information based on these segments beginning in the first quarter of 2007.  The Company’s reportable segments are organized based on the three operating divisions within the Company: Performance Chemicals, Catalysts, and Potters.

The updates stated above are provided in Item 9.01 of this Current Report on Form 8-K.  Updates were made to the following sections:

•                  Part I, Item 1, Business

•                  Part I, Item 1A, Risk Factors

•                  Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

•                  Part II, Item 8, Financial Statements and Supplementary Data

By virtue of this Current Report, the Company will be able to incorporate the updated information by reference into future registration statements or post-effective amendments to existing registration statements.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
99.1	Updates to 2006 Annual Report on Form 10-K:
Part I, Item 1, Business
Part I, Item 1A, Risk Factors
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PQ CORPORATION

Date: May 14, 2007	By:	/s/ James P. Cox
	Name:	James P. Cox
	Title:	Chief Financial Officer, Treasurer and Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Updates to 2006 Annual Report on Form 10-K:
Part I, Item 1, Business
Part I, Item 1A, Risk Factors
Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II, Item 8, Financial Statements and Supplementary Data